SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) May 6, 2001

                      ULTRAMAR DIAMOND SHAMROCK CORPORATION
               (Exact Name of Registrant as Specified in Charter)


Delaware                   1-11154                     13-3663331
(State of                 (Commission File            (IRS Employer
Incorporation)               Number)                 Identification No.)


6000 North Loop 1604 West                       78249-1112
(Address of Principal Executive                 (Zip Code)
Offices)

                                 (210) 592-2000
                         (Registrant's Telephone Number,
                              Including Area Code)

Item 5.  Other Events

                  On May 7, 2001, Valero Energy Corporation ("Valero") and Ultramar Diamond Shamrock Corporation ("UDS") issued a joint press release announcing that Valero and UDS entered into an agreement and plan of merger (the "Merger Agreement"), dated as of May 6, 2001, pursuant to which UDS will merger with and into Valero (the "Merger"), and held an investor presentation relating to the Merger. A copy of the Merger Agreement is attached hereto as Exhibit 2.1, a copy of the press release is attached hereto as Exhibit 99.1 and a copy of the transaction summary presented at the investor presentation is attached hereto as
Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Financial Statements.
                    (not applicable)

        (b)      Pro Forma Financial Information
                    (not applicable)

        (c)      Exhibits.

                        2.1 Agreement and Plan of Merger, dated as of May 6, 2001, by and between Valero Energy Corporation and Ultramar Diamond Shamrock Corporation

                       99.1 Joint Press Release, issued on May 7, 2001 by Valero Energy Corporation and Ultramar Diamond Shamrock Corporation (incorporated by reference to Ultramar Diamond Shamrock Corporation's filing pursuant to Rule 425 of the Securities Act of 1933, as amended, filed May 7, 2001)

                       99.2 Transaction Summary, disseminated on May 7, 2001 by Ultramar Diamond Shamrock Corporation (incor-porated by reference to Ultramar Diamond Shamrock Corporation's filing pursuant to Rule 425 of the Securities Act of 1933, as amended, filed May 7, 2001)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Ultramar Diamond Shamrock Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ULTRAMAR DIAMOND SHAMROCK CORPORATION



                                  By: /s/ Todd Walker
                                          Todd Walker
                                      Corporate Secretary

Date:  May 10, 2001

                                Index of Exhibits

             2.1 Agreement and Plan of Merger, dated as of May 6, 2001, by and between Valero Energy Corporation and Ultramar Diamond Shamrock Corporation

            99.1 Joint Press Release, issued on May 7, 2001 by Valero Energy Corporation and Ultramar Diamond Shamrock Corporation (incorporated by reference to Ultramar Diamond Shamrock Corporation's filing pursuant to Rule 425 of the Securities Act of 1933, as amended, filed May 7, 2001)

            99.2 Transaction Summary, disseminated on May 7, 2001 by Ultramar Diamond Shamrock Corporation (incor-porated by reference to Ultramar Diamond Shamrock Corporation's filing pursuant to Rule 425 of the Securities Act of 1933, as amended, filed May 7, 2001)